SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Vista Fund -- Class A shares
Fiscal period ending:  July 31, 1996
Inception date:  June 6, 1968


TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years    10 Years

P   =  Initial Investment        $1,000      $1,000     $1,000

ERV =  Ending Redeemable Value   $1,000      $2,099     $3,747

T   =  Average Annual
    Total Return                   9.96%     15.99%     14.12%




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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Vista Fund -- Class B Shares
Fiscal period ending:  July 31, 1996
Inception date:  March 1, 1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods      1 Year      Life*

P   =  Initial Investment          $1,000      $1,000

ERV =  Ending Redeemable Value     $1,159      $1,621

T   =  Average Annual
    Total Return                   15.88%       15.17%*

*Life of fund, if less than 10 years


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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Vista Fund -- Class M Shares
Fiscal period ending:  July 31, 1996
Inception date:  December 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:     ERV = P(1+T)^n

n   =  Number of Time Periods      1 Year     Life*

P   =  Initial Investment          $1,000     $1,000

ERV =  Ending Redeemable Value     $1,123     $1,546

T   =  Average Annual
    Total Return                   12.34%     29.83%*

*Life of fund, if less than 10 years

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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Vista Fund -- Class Y Shares
Fiscal period ending:  July 31, 1996
Inception date:  March 28, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n                      =           Number of Time Periods   1 Year    Life*

P                      =           Initial Investment       $1,000    $1,000

ERV                    =           Ending Redeemable Value  $1,171    $1,382

T                      =           Average Annual
                       Total Return          17.07%         27.05%*

*Life of fund, if less than 10 years